EXHIBIT 10.11

[LOGO]


June 26, 1997


TO:    Larry S. Mulkey

FROM:  M. Anthony Burns

RE:    Agreement and Release

In accordance with the Older Workers Benefit Protection Act, I am required to inform you of the following regarding your execution of the attached Agreement and Release.

1. You should consult with an attorney before signing the Agreement and Release.

2. You will have twenty-one (21) days from the day you receive the Agreement and Release to execute it. If you have not executed the Agreement and Release by the twenty-first day, it will automatically be declared null and void and revoked.

3. After you have executed the Agreement and Release, you have seven (7) calendar days to revoke your acceptance of it. If you revoke the Agreement and Release within the seven (7) calendar days, it is null and void. For the revocation of the Agreement and Release to be effective, written notice must be received by Edward R. Henderson no later than the close of business on the seventh day after you sign the Agreement and Release.

4. If you do not revoke your execution of the Agreement and Release within the seven (7) calendar days, it will become effective and payments will commence in accordance with the terms of the Agreement and Release.

Please acknowledge below your receipt of this document, as well as the attached Agreement and Release, and that you have read and understand this page of conditions.

Acknowledged:

/s/ LARRY S. MULKEY
-------------------------
    Larry S. Mulkey

7/30/97
-------------------------
Date

Attachment

                              AGREEMENT AND RELEASE

      THIS AGREEMENT AND RELEASE, dated as of June 30, 1997, is between RYDER INTEGRATED LOGISTICS, INC. ("the Company") and LARRY S. MULKEY ("Employee").

                                   WITNESSETH:

      WHEREAS, the Company has employed Employee in a managerial capacity; and

      WHEREAS, Employee and the Company now desire to plan for the termination of Employee's employment relationship with the Company;

      NOW, THEREFORE, in consideration of the following terms, covenants and conditions, the Company and Employee agree as follows:

1. (a) TERMINATION OF SEVERANCE AGREEMENTS. The Company and Employee agree that the Severance Agreement between Employee and Ryder System, Inc. ("RSI"), dated as of May 1, 1996, and the Change of Control Severance Agreement between Employee and RSI, dated as of the same date, which provide severance benefits to Employee in the event of Employee's termination under specified circumstances, as well as any predecessor agreements (collectively the "Prior Agreements"), are hereby terminated as of the date of this Agreement and Release. Neither the Company, RSI nor Employee shall have any further obligations under the Prior Agreements.

      (b) TERM AND SEVERANCE. Employee agrees that the employment of Employee will be terminated on July 31, 1998 ("Employee's Last Day Worked"). Effective as of today's date, Employee will resign as an officer and/or director of the Company, RSI and/or their subsidiaries or affiliates and, to the extent applicable, from all committees of which Employee is a member. Employee agrees to sign the attached letter of resignation immediately upon receipt. Until Employee's Last Day Worked, Employee shall continue to receive his current salary. Thereafter, the Company shall continue Employee's current salary payments as severance pay on the fifteenth and last day of each month for a twenty-three (23) month period beginning on the day following Employee's Last Day Worked, unless terminated sooner pursuant to Paragraph 26 (the "Period").

      Notwithstanding the foregoing, in the event Employee obtains another position, regardless of whether such position is on a temporary, part-time, full-time or consulting basis, with the Company, RSI, Ryder TRS, Inc. (formerly known as RCTR Holdings, Inc.) or Questor Management Company, or any of their subsidiaries or affiliates, after the Employee's Last Day Worked but prior to the last day of the Period, Employee understands and agrees that all severance payments will cease immediately and that all liabilities and obligations hereunder shall terminate, except as provided in Paragraph 28.

      (c) DUTIES. Until Employee's Last Day Worked, Employee agrees to provide continued expertise and guidance in the business, affairs and management of the Company and its subsidiaries and affiliates; to provide for transition assistance to the Company; and to provide any other services or support requested by the Chairman, President and Chief Executive Officer of RSI, or his designee.

2. VACATION ENTITLEMENT. Employee has twenty-eight (28) days of unused and accrued vacation entitlement and shall be paid in a lump sum for such entitlement no later than five (5) days following Employee's Last Day Worked.

3. MEDICAL AND DENTAL BENEFITS. Until Employee's Last Day Worked, the Company's health care program benefits will be provided in accordance with the terms of the Company's health care program, as it may be amended from time to time.

      Following Employee's Last Day Worked, the Company's health care program benefits will be provided in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985 as amended ("COBRA"), and the terms of the Company's health care program, as it may be amended from time to time.

      Following Employee's Last Day Worked and until the first to occur of (i) the last day of the Period, (ii) the date Employee ceases the required employee contributions, or (iii) the date Employee becomes eligible for medical and/or dental benefits as an employee of another employer, Employee shall pay a pre-tax contribution for such coverage at the then current employee contribution rates for officers and the Company shall pay the balance of the COBRA premiums. Thereafter, if Employee is eligible and wishes to continue Employee's COBRA coverage, Employee shall be solely responsible for payment of the entire COBRA premiums.

      Commencing August 1, 1998, Employee shall be eligible for the Company's Early Retiree Medical Program in effect at that time and in accordance with the terms of the program as it may be amended from time to time.

4. LIFE INSURANCE AND SPLIT DOLLAR LIFE INSURANCE. Coverage under the Company's group life insurance plan and/or supplemental life insurance policy, if applicable, will continue until the first to occur of (i) the last day of the Period, (ii) the date Employee becomes eligible for such coverage as an employee of another employer, or (iii) for supplemental life insurance only, the date Employee effectively cancels the premium deduction taken from Employee's pay or severance pay. Such coverage will be in accordance with the terms of the plan and/or policy as they may be amended from time to time.

      Employee will continue to be covered by the Company's group life insurance plan and any supplemental life insurance, if applicable, during each plan's conversion privilege period, which is the thirty-one (31) days following the last day of coverage as defined above. During such period, Employee may convert the insurance coverage to an individual policy by directly contacting and arranging the conversion through Standard Insurance Company, or such other insurance company as is then providing coverage.

      With regard to the Company's split-dollar life insurance as of the date of this Agreement and Release, Employee may retain the split-dollar policy with its attendant cash value less any repayment of premiums paid by the Company.

5. SALARY CONTINUANCE/SALARY PROTECTION; SUPPLEMENTAL LONG TERM DISABILITY INSURANCE. Coverage under the Company's Salary Continuance program and/or Salary Protection insurance policy, if applicable, will continue until the first to occur of (i) the last day of the Period, (ii) the date Employee becomes employed by another employer, or (iii) for Salary Protection insurance only, the date Employee effectively cancels the premium deduction taken from Employee's severance pay. Employee shall not be eligible to receive both severance payments and Salary Continuance and/or Salary Protection payments at the same time. Such coverage will be in accordance with the terms of the program and/or policy as they may be amended from time to time.

      The cost of Employee's Supplemental Long Term Disability insurance will continue to be paid for by the Company through the last day of the Period, provided the Employee remains enrolled in the underlying basic long term disability coverage with the Standard Insurance Company of Oregon or has other coverage with an equivalent benefit. If Employee obtains other disability coverage during the Period and/or no longer participates in the Company's basic long term disability program, Employee must advise the Company of the amount of coverage Employee has with the new carrier for purposes of adjusting the coverage provided under the Supplemental Long Term Disability insurance.

6. BUSINESS TRAVEL ACCIDENT INSURANCE. Coverage under the Company's Business Travel Accident Insurance Plan, as it may be amended from time to time, will cease as of Employee's Last Day Worked.

7. RETIREMENT BENEFITS. Employee will continue to participate in and to accrue benefits under the Ryder System, Inc. Retirement Plan, as it may be amended from time to time, until the first to occur of (i) the last day of the Period, or
(ii) the last day of the thirteenth week of the Period. Employee has met the vesting requirements of the Retirement Plan and will receive retirement benefits in accordance with the Retirement Plan provisions.

8. HEALTH OR DEPENDENT DAY CARE REIMBURSEMENT ACCOUNTS. If Employee is a participant in the Health Care Reimbursement Account, Employee's participation will end on Employee's Last Day Worked. Thereafter, Employee may continue to participate in the Health Care Reimbursement Account by electing COBRA coverage.

      If Employee is a participant in the Dependent Day Care Reimbursement Account, Employee may continue to participate until the earlier to occur of (a) the end of the Period, or (b) the end of the current Plan year.

      Participation shall be in accordance with the terms of the programs as they may be amended from time to time. Claims in connection with the Health or Dependent Day Care Reimbursement Accounts must be filed in accordance with Plan provisions. Any questions regarding continued participation in such Accounts should be directed to the Company's Vice President, Compensation and Benefits Administration.

9. EMPLOYEE SAVINGS PLAN (INCLUDING PAYSOP SHARES); DEFERRED COMPENSATION Plan. If applicable, Employee will continue to participate in the Ryder System, Inc. Employee Savings Plan, as it may be amended from time to time, until the first to occur of (i) the last day of the Period, or (ii) the last day of the thirteenth week of the Period. If the value of Employee's account is $3,500 or less, a lump sum distribution will be made pursuant to plan provisions. If the value of Employee's account is greater than $3,500, Employee's account will be maintained in the Ryder System, Inc. Employee Savings Plan unless and until the Employee requests a distribution from the Plan. However, if Employee has not requested a distribution by age 70 1/2, then a distribution will be made in accordance with plan provisions. Employee should direct any questions regarding the Ryder System, Inc. Employee Savings Plan to the Company's Vice President, Compensation and Benefits Administration.

      If applicable, Employee will continue to participate in the Ryder System, Inc. Deferred Compensation Plan until the first to occur of (i) the last day of the Period, or (ii) the last day of the thirteenth week of the Period. Employee's account will be maintained in the Ryder System, Inc. Deferred Compensation Plan. The vested portion of Employee's account shall be distributed on the January 1 following the first to occur of (i) the last day of the Period, or (ii) the last day of the thirteenth week of the Period, or as soon as administratively practicable thereafter. Such distribution shall be made in accordance with Employee's most recent election and enrollment form on file with the plan.

 10. STOCK PLANS. From and after the date of this Agreement and Release, Employee will not be eligible for any stock option grants under the Ryder System, Inc. 1980 Stock Incentive Plan or the Ryder System, Inc. 1995 Stock Incentive Plan (the "1980 and 1995 Plans"), nor will Employee be eligible to participate in any other stock option, stock purchase or similar plan or program offered by the Company or any of its subsidiaries or affiliates. Employee must exercise stock options granted pursuant to any of the Company's stock option plans and vested on Employee's "Termination Date" within the period following Employee's "Termination Date" specified by the applicable stock option agreement. For purposes of the 1980 and 1995 Plans, the phrase "Termination Date" shall mean the end of the Period with respect to Non-Qualified Stock Options granted pursuant to such plans, unless, on Employee's Last Day Worked, Employee shall be eligible for early retirement in which event the retirement provisions of such plans shall be applicable.

11. INCENTIVE COMPENSATION AND DEFERRED COMPENSATION. Employee shall receive a combined tenure-related and bonus multiple cash bonus payment in the amount of four hundred forty thousand dollars ($440,000) no later than five (5) business days after Employee's Last Day Worked. Employee is not entitled to receive any cash bonus payment pursuant to any other incentive compensation plan.

      Salary or bonus awards that Employee has previously deferred, if any, will be distributed in accordance with Employee's individual deferred compensation agreement(s) or pursuant to any deferred compensation plan elections made by Employee.

12. CAR ALLOWANCE. Employee shall receive a car allowance of eight hundred dollars ($800) per month while an employee of the Company and a lump sum car allowance of nineteen thousand two hundred dollars ($19,200) within five (5) business days following Employee's Last Day Worked.

13. PERQUISITE, FINANCIAL PLANNING/TAX PREPARATION AND EXECUTIVE PHYSICAL ALLOWANCES, OUTPLACEMENT AND RELOCATION ASSISTANCE. For calendar year 1997, if not yet paid, and for calendar years 1998, 1999 and 2000, the Company shall provide Employee with the perquisite allowance, and for calendar years 1998 and 1999 the financial planning/tax preparation and executive physical allowance, under which Employee would have been entitled to receive reimbursement had he been an officer and/or director of the Company, pursuant to the plans and programs of the Company, as they may be amended from time to time.

      In lieu of professional outplacement services, the Company shall provide Employee with a cash payment of fifty-one thousand six hundred forty-four dollars ($51,644) within five (5) business days following Employee's Last Day Worked.

            The Company shall provide Employee with relocation assistance, commensurate with Employee's management level, in connection with the sale of Employee's residence in Miami, Florida pursuant to the Company's relocation program, as it may be amended from time to time.

14. UNEMPLOYMENT COMPENSATION AND OTHER BENEFITS. After Employee's Last Day Worked, should Employee apply for Unemployment Benefits and should the Company be requested to complete any documents in connection therewith, the Company shall complete such necessary documents and will not contest Employee's receipt of such benefits.

      Attached to this Agreement and Release as Exhibit A is a Benefit Schedule outlining the employee benefits for which Employee is currently eligible as an employee of the Company and for which Employee will be eligible during the Period and, in certain instances, thereafter. Employee acknowledges and agrees that these benefits are derived from certain employee benefit plans and programs of the Company, are governed by their terms and are subject to change. Any benefits not specifically stated in this Agreement and Release, including Exhibit A, to continue beyond Employee's Last Day Worked shall cease on Employee's Last Day Worked, unless provided otherwise in the relevant plan or policy or by law.

15. COVENANT OF CONFIDENTIALITY. All documents, records, techniques, business secrets and other information, including this Agreement and Release, and any and all incidents leading to or resulting from this Agreement and Release, which have or will come into Employee's possession from time to time during Employee's affiliation with the Company, RSI and/or any of their subsidiaries or affiliates shall be deemed to be confidential and proprietary to the Company, RSI and/or any of their subsidiaries or affiliates and shall be their sole and exclusive property. Employee agrees that Employee will keep confidential and not divulge to any other party any of the Company's, RSI's or their subsidiaries' or affiliates' confidential information and business secrets, including, but not limited to, such matters as costs, profits, markets, sales, products, product lines, key personnel, pricing policies, operational methods, customers, customer requirements, suppliers, plans for future developments, and other business affairs and methods and other information not readily available to the public, except as required by law. Additionally, Employee agrees that upon Employee's termination of employment, Employee shall promptly return to the Company any and all confidential and proprietary information that is in Employee's possession.

16. COVENANT OF NON-SOLICITATION. Until June 30, 2000, Employee, either on Employee's own account or for any person, firm or company, shall not solicit, interfere with or induce, or attempt to induce, any employee of the Company, RSI or any of their subsidiaries or affiliates to leave their employment or to breach their employment agreement, if any.

17. COVENANT OF NON-DISPARAGEMENT AND COOPERATION. Employee agrees not to make any remarks disparaging the conduct or character of the Company, RSI or any of their subsidiaries or affiliates, their agents, employees, officers, directors, successors or assigns ("Ryder"). In addition, Employee agrees to cooperate with Ryder in any litigation or administrative proceedings (e.g., EEOC charges) involving any matters with which Employee was involved during Employee's employment with the Company. The

Company shall reimburse Employee for travel expenses approved by the Company incurred in providing such assistance.

18. COVENANT AGAINST COMPETITION. Until June 30, 2000, Employee shall not engage or become a partner, director, officer, principal, employee, consultant, investor, creditor or stockholder, directly or indirectly, in any business, proprietorship, association, firm or corporation not owned or controlled by the Company, RSI and/or any of their subsidiaries or affiliates which is engaged or proposes to engage or hereafter engages in a business competitive directly with the business conducted by the Company, RSI and/or any of their subsidiaries or affiliates in any geographic area where such business of the Company, RSI and/or any of their subsidiaries or affiliates is conducted, without the prior written consent of RSI's Chairman, President and Chief Executive Officer. This prohibition includes, but it is not limited to, the purchaser of RSI's consumer truck rental and move management business. However, Employee is not prohibited from owning one percent (1%) or less of the outstanding capital stock of any corporation whose stock is listed on a national securities exchange.

19. SPECIFIC REMEDY. Employee acknowledges and agrees that if Employee commits a material breach of the Covenant of Confidentiality (Paragraph 15), Covenant of Non-solicitation (Paragraph 16), Covenant of Non-Disparagement and Cooperation (Paragraph 17) or Covenant Against Competition (Paragraph 18), the Company shall have the right to have the obligations of Employee specifically enforced by any court having appropriate jurisdiction on the grounds that any such breach will cause irreparable injury to the Company, and that money damages will not provide an adequate remedy to the Company. Employee further acknowledges and agrees that the obligations contained in Paragraphs 15, 16, 17 and 18 of this Agreement and Release are fair, do not unreasonably restrict Employee's future employment and business opportunities, and are commensurate with the compensation arrangements set out in this Agreement and Release.

20. APPLICABLE LAW. This Agreement and Release shall be governed by and construed according to the laws of the state of Florida.

21. WITHHOLDING AND TAXATION. All payments under this Agreement and Release shall be less applicable withholding taxes and other proper deductions consented to in writing by Employee or required by applicable law or regulation. Additionally, the payments and benefits under this Agreement and Release may result in imputed income to Employee and may be included in either Employee's W-2 earnings statements or 1099 statements.

22. ASSIGNMENT. This Agreement and Release is personal to Employee and Employee does not have the right to assign this Agreement and Release or any interest herein. This Agreement and Release shall be binding on and inure to the benefit of the successors of the Company.

23. SEVERABILITY. In the event that one or more terms or provisions of this Agreement and Release are found to be invalid or unenforceable for any reason or to any extent, each remaining term and provision shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law.

24. UNSECURED, UNFUNDED OBLIGATIONS. The payments and benefits provided to Employee pursuant to this Agreement and Release may be unsecured, unfunded obligations of the Company.

25. DEATH OF EMPLOYEE. If Employee dies at any time during the term of this Agreement and Release, any remaining payments owed by the Company to Employee will be paid to the estate of Employee.

26. BREACH OF THE AGREEMENT. Except as provided in Paragraph 28, the Period, this Agreement and Release, and all liabilities and obligations hereunder shall terminate on the date Employee commits a material breach of the provisions of this Agreement and Release or the Company determines that Employee committed an act(s) of misconduct, including, but not limited to, theft, sexual harassment, or fraud, during his employment with the Company.

27. ARBITRATION. Should any dispute arise relating to the meaning or application of this Agreement and Release, such dispute shall be settled in Miami, Florida, in accordance with the commercial arbitration rules of the American Arbitration Association and such settlement shall be final and binding.

28. SURVIVAL. Paragraphs 16 and 18 of this Agreement and Release shall survive termination for a material breach by Employee of the provisions of this Agreement and Release for the full period set forth in Paragraphs 16 and 18. Paragraphs 15, 17, 19 and 30 shall survive termination of this Agreement and Release for any reason.

29. COUNTERPARTS. This Agreement and Release may be executed in any number of counterparts and/or duplicate originals, any of which shall be deemed to be an original, and all of which together shall be deemed one and the same document.

30. RELEASE. FOR AND IN CONSIDERATION OF THE SEVERANCE BENEFITS PROVIDED TO EMPLOYEE BY THE COMPANY, EMPLOYEE, ON BEHALF OF EMPLOYEE, EMPLOYEE'S HEIRS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES AND FOREVER DISCHARGES RYDER FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, ATTORNEYS' FEES AND ALL LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, FIXED OR CONTINGENT, WHICH EMPLOYEE HAS OR MAY HAVE AGAINST RYDER AS A RESULT OF EMPLOYEE'S EMPLOYMENT BY AND SUBSEQUENT TERMINATION AS AN EMPLOYEE OF THE COMPANY, UP TO THE DATE OF THE EXECUTION OF THIS AGREEMENT AND RELEASE. THIS INCLUDES BUT IS NOT LIMITED TO CLAIMS AT LAW OR EQUITY OR SOUNDING IN CONTRACT (EXPRESS OR IMPLIED) OR TORT ARISING UNDER FEDERAL, STATE, OR LOCAL LAWS PROHIBITING AGE, SEX, RACE, DISABILITY, VETERAN OR ANY OTHER FORMS OF DISCRIMINATION. THIS FURTHER INCLUDES ANY AND ALL CLAIMS ARISING UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT OF 1990, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT (ERISA), AS AMENDED, OR CLAIMS GROWING OUT OF ANY LEGAL RESTRICTIONS ON THE COMPANY'S RIGHT TO TERMINATE ITS EMPLOYEES. EMPLOYEE COVENANTS AND AGREES THAT EMPLOYEE WILL NOT SUE

OR FILE ANY LAWSUIT OR ACTION AGAINST RYDER IN THE FUTURE WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION RELEASED AS PART OF THIS AGREEMENT AND RELEASE. EMPLOYEE FURTHER AGREES THAT IF EMPLOYEE VIOLATES THIS COVENANT OR ANY OTHER PROVISION OF THIS AGREEMENT AND RELEASE, EMPLOYEE SHALL INDEMNIFY RYDER FOR ALL COSTS AND ATTORNEYS FEES INCURRED BY RYDER IN ENFORCING THIS AGREEMENT AND RELEASE.

31. NON-ADMISSION. This Agreement and Release shall not in any way be construed as an admission by the Company of any unlawful or wrongful acts whatsoever against Employee or any other person, and the Company specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of Ryder.

32. ENTIRE AGREEMENT. Employee understands that this document constitutes the entire agreement concerning severance pay and related benefits between Employee and the Company, that this document may not be modified except by a written document signed by Employee and the Company, and that no other promises have been made concerning the subject matter covered herein. Employee understands and agrees that the Company has no obligations to Employee beyond the terms of this Agreement and Release and Employee acknowledges that Employee has not relied upon any representations or statements, written or oral, not set forth in this document.

33. REVOCATION PERIOD. EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT EMPLOYEE HAS SEVEN (7) CALENDAR DAYS FOLLOWING EMPLOYEE'S EXECUTION OF THIS AGREEMENT AND RELEASE TO REVOKE EMPLOYEE'S ACCEPTANCE OF THIS AGREEMENT AND RELEASE (THE "REVOCATION PERIOD") AND THAT THIS AGREEMENT AND RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED. REVOCATION OF THIS AGREEMENT AND RELEASE MUST BE MADE BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO EDWARD R. HENDERSON, ASSISTANT GENERAL COUNSEL. FOR THIS REVOCATION TO BE EFFECTIVE, WRITTEN NOTICE MUST BE RECEIVED BY EDWARD R. HENDERSON NO LATER THAN THE CLOSE OF BUSINESS ON THE SEVENTH DAY AFTER EMPLOYEE SIGNS THIS AGREEMENT AND RELEASE. IN ADDITION, EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT NO MONIES WILL BE PAID UNDER THE TERMS OF THIS AGREEMENT AND RELEASE UNTIL THE END OF THE REVOCATION PERIOD.

EMPLOYEE CERTIFIES THAT EMPLOYEE HAS FULLY READ, HAS RECEIVED AN EXPLANATION OF, HAS NEGOTIATED AND COMPLETELY UNDERSTANDS THE PROVISIONS OF THIS AGREEMENT AND RELEASE, THAT EMPLOYEE HAS BEEN ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT AND RELEASE, THAT EMPLOYEE HAS BEEN GIVEN AT LEAST TWENTY-ONE (21) CALENDAR DAYS TO REVIEW AND CONSIDER THE PROVISIONS OF THIS AGREEMENT AND RELEASE, AND THAT EMPLOYEE IS SIGNING FREELY AND VOLUNTARILY, WITHOUT DURESS, COERCION OR UNDUE INFLUENCE.

                   PLEASE READ CAREFULLY AS THIS DOCUMENT INCLUDES
                  A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS

Witness:                                  LARRY S. MULKEY
                                          ("Employee")


/s/ SALLY NEWCOMB      7/30/97            /s/ LARRY S. MULKEY      7/30/97
-------------------------------           --------------------------------
Signature               Date              Signature                 Date

/s/ BETTY MULKEY       7/30/97
-------------------------------           --------------------------------
Signature               Date              Social Security Number


Attest:                                   RYDER INTEGRATED LOGISTICS, INC.
                                          (the "Company")

/s/ EDWARD R. HENDERSON 8/21/97           By  /s/ M.A. BURNS       8/21/97
-------------------------------           --------------------------------
Signature              Date               Signature                 Date

Title: Assistant Secretary                Title:  Director
      ------------------------                  --------------------------

                                  JUNE 30, 1997



TO THE BOARD OF DIRECTORS
OF RYDER SYSTEM, INC.


Gentlemen:

Effective immediately, I hereby resign as an officer and/or director of Ryder System, Inc. and/or its subsidiaries and affiliates and, to the extent applicable, from all committees of which I am a member.

                                   Sincerely,


                                   /s/ LARRY S. MULKEY
                                   ---------------------
                                       Larry S. Mulkey

                                    EXHIBIT A
                                 LARRY S. MULKEY
                                BENEFIT SCHEDULE

----------------------------- ---------------------------------- --------------------------------- --------------------------------
       PROGRAM                         1ST YEAR                            2ND YEAR                         3RD YEAR
----------------------------- ---------------------------------- --------------------------------- --------------------------------

Medical Plan                  Coverage for you and               Coverage for you and              Coverage for you and
                              Enrolled eligible dependents       eligible dependents will be       eligible enrolled
                              Will be the same as when           provided either (i) in            dependents will be
                              Enrolled as officer.               accordance with the terms         provided either (i) in
                                                                 of the Company's Early            accordance with the terms
                              Contributions will be the          Retiree Medical Program           of the Company's Early
                              Same as for officers.              or (ii) in accordance with        Retiree Medical Program
                                                                 COBRA.                            or (ii) in accordance with
                                                                                                   COBRA.

                              (7/1/97 to 7/31/98)                (8/1/98 to 7/31/99)               (8/1/99 to 6/30/2000)
----------------------------- ---------------------------------- --------------------------------- --------------------------------
Dental Plan                   Coverage for you and               Coverage for you and              Coverage for you and
                              Enrolled eligible dependents       eligible enrolled                 eligible enrolled
                              Will be the same as when           dependents will be                dependents will be
                              Enrolled as officer.               provided in accordance            provided in accordance
                                                                 with COBRA.                       with COBRA.
                              Contributions will be the
                              Same as for officers.

                              (7/1/97 to 7/31/98)                (8/1/98 to 7/31/99)               (8/1/99 to 6/30/2000)
----------------------------- ---------------------------------- --------------------------------- --------------------------------
Life Insurance                BASIC - Coverage continues         Same as 1st year.                 Same as 1st year.
                              Until the last day of the
                              Month in which the
                              Severance period ends.
                              (6/30/2000)

                              Additional - Does not
                              Participate.
----------------------------- ---------------------------------- --------------------------------- --------------------------------


----------------------------- ----------------------------------
       PROGRAM                         AFTER SEVERANCE
----------------------------- ----------------------------------
Medical Plan                  Eligible for retiree medical
                              coverage at rates for those
                              /more than/ 30 years of service.






                                   (On and after 7/1/2000)
----------------------------- ----------------------------------
Dental Plan                   No dental coverage
                              available.






                                   (On and after 7/1/2000)
----------------------------- ----------------------------------
Life Insurance                Can convert to an
                              individual whole life policy
                              within 31 days of
                              termination of coverage
                              upon end of severance
                              period (6/30/2000)


----------------------------- ----------------------------------




------------------------------ ---------------------------------- ------------------------------- ---------------------------------
       PROGRAM                          1ST YEAR                          2ND YEAR                        3RD YEAR
------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Split-Dollar Life Insurance    Coverage continues until           Same as 1st. year               Same as 1st. year
                               the last Day of month in
                               which severance period
                               ends (6/30/2000)


                               Coverage is 3 times base salary.


------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Retiree Life Insurance         N/A                                N/A                             N/A




------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Dependent Life Insurance       Does not participate.              N/A                             N/A



------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Accidental Death and           Does not participate.              N/A                             N/A
Dismemberment



------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Dependent Accidental           Does not participate.              N/A                             N/A
Death and Dismemberment



------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Short-Term Disability          Coverage continues until           Same as 1st. year.              Same as 1st. year.
(Salary Continuance)           the last Day of month in           N/A
                               which severance period ends
                               (6/30/2000).

------------------------------ ---------------------------------- ------------------------------- ---------------------------------


------------------------------ ----------------------------------
         PROGRAM                        AFTER SEVERANCE
------------------------------ ----------------------------------
Split-Dollar Life Insurance    Company will provide a
                               "paid-up" policy.  You may
                               maintain the policy for
                               death benefit coverage or
                               surrender for its cash value.

                               Coverage is 1.5 times base
                               salary.

------------------------------ ----------------------------------
Retiree Life Insurance         Coverage equal to 25% of highest
                               year's earnings to maximum of
                               $50,000.


------------------------------ ----------------------------------
Dependent Life Insurance       N/A



------------------------------ ----------------------------------
Accidental Death and           N/A
Dismemberment


------------------------------ ----------------------------------
Dependent Accidental           N/A
Death and Dismemberment


------------------------------ ----------------------------------
Short-Term Disability          N/A
(Salary Continuance)

------------------------------ ----------------------------------





------------------------------ -------------------------------- ---------------------------------- --------------------------------
        PROGRAM                            1ST YEAR                          2ND YEAR                          3RD YEAR
------------------------------ -------------------------------- ---------------------------------- --------------------------------
Long-Term Disability           Coverage continues until         Same as 1st year.                  Same as 1st year.
(Standard Insurance)           last day of month in which
                               Severance period ends.
                               (6/30/2000).



------------------------------ -------------------------------- ---------------------------------- --------------------------------
Supplemental Long-Term         Coverage continues until         Same as 1st year.                  Same as 1st year.
Disability                     last day of month in which
(UNUM)                         Severance period ends.
                               (6/30/2000).


------------------------------ -------------------------------- ---------------------------------- --------------------------------
Health Care                    Participation continues          To participate, you must           To participate, you must
Reimbursement                  Until end of ca lendar year      make an election during            make an election during
                               (12/31/97).                      annual enrollment (1/1/98          annual enrollment (1/1/99
                                                                to 12/31/98; after                 to 12/31/99; 1/1/2000 to
                                                                7/31/98), participation is         6/30/2000).
                                                                based upon COBRA
                                                                continuation of coverage.         Coverage ends on last day
                                                                                                   of month in which
                                                                                                   severance period ends.
                                                                                                   (6/30/2000)
------------------------------ -------------------------------- ---------------------------------- --------------------------------
Retirement Plan                Participation continues          Participation continues            No additional accruals.
                               (7/1/97) to 7/31/98)             until the end of the 1st 13
                                                                weeks (8/1/98 to 10/31/98).

------------------------------ -------------------------------- ---------------------------------- --------------------------------


------------------------------ --------------------------------
          PROGRAM                      AFTER SEVERANCE
------------------------------ --------------------------------
Long-Term Disability           Can convert to an
(Standard Insurance)           individual policy
                               within 31 days of
                               termination of coverage
                               upon end of severance
                               period (6/30/2000)

----------------------------- --------------------------------
Supplemental Long-Term        Can convert to an
Disability                    individual whole life policy
(UNUM)                        within 31 days of
                              termination of coverage
                              upon end of severance
                              period (6/30/2000)
----------------------------- --------------------------------
Health Care                   N/A
Reimbursement








----------------------------- --------------------------------
Retirement Plan               Eligible to commence
                              payment


----------------------------- --------------------------------




------------------------------ ---------------------------------- ------------------------------- ---------------------------------
            PROGRAM                       1ST. YEAR                          2ND. YEAR                      3RD. YEAR
------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Employee Savings Plan          Participation, including match,    Participation, including        Eligible for distribution.
(401(K))                       continues (7/1/97 to 7/31/98).     match, continues until the
                                                                  end of the 1st. 13 weeks;
                                                                  then, eligible for
                                                                  distribution (8/1/98 to
                                                                  10/31/98).
------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Savings Restoration            Balances were transferred into     N/A                             N/A
                               the Deferred Compensation Plan.    Distribution 1/1/99



------------------------------ ---------------------------------- ------------------------------- ---------------------------------
Deferred Compensation Plan     Continue to defer based on 1997    Deferral in accordance with     Deferral in accordance with
                               election (7/1/97 to 7/31/98)       signed agreement.               signed agreement.
                               until the end of the 1st 13
                               weeks (8/1/98 to 10/31/98).



------------------------------ ---------------------------------- ------------------------------- ---------------------------------


------------------------------ ----------------------------------
         PROGRAM                        AFTER SEVERANCE
------------------------------ ----------------------------------
Employee Savings Plan          Eligible for distribution.
(401 (K))




------------------------------ ----------------------------------
Savings Restoration            N/A




------------------------------ ----------------------------------
Deferred Compensation Plan     Distribution per attached
                               worksheet.





------------------------------ ----------------------------------